UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

July 16, 2013
Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8708 Technology Forest Place, Suite 100 The Woodlands, Texas 77381
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On July 16, 2013, the Company issued a press release announcing that it will hold a conference call on Thursday, August 8, 2013 at 4:30 p.m. Eastern time to discuss the second quarter ended June 30, 2013. Financial results will be issued in a press release prior to the call.  UniPixel President and CEO Reed Killion and CFO Jeff Tomz will host the presentation, followed by a question and answer period.

The call will be webcast live, as well as via a link in the Investors section of the company's website at www.unipixel.com/investors. Webcast participants will be able to submit a question to management via the webcast player.

Date: Thursday, August 8, 2013
Time: 4:30 p.m. Eastern time (3:30 p.m. Central time)
Webcast: http://public.viavid.com/index.php?id=105272

To participate in the conference call via telephone, dial 1-480-629-9712 and provide the conference name or conference ID 4629606. Please call the conference telephone number 5-10 minutes prior to the start time so the operator can register your name and organization.

The press release is included as Exhibit 99.1 to this Current Report on Form 8-K, incorporated by reference herein, and the description of the press release is qualified in its entirety by reference to such Exhibit.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

Exhibit Number	Description

99.1	Press Release dated July 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 16, 2013	By:	/s/ Reed Killion
		Name:	Reed Killion
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 16, 2013.